EXHIBIT 10.6

                               SUBSIDIARY GUARANTY


     This SUBSIDIARY GUARANTY (as amended, restated, supplemented, or otherwise modified and in effect from time to time, this "Guaranty") is made as of November __, 2018, jointly and severally, between Esports Entertainment Group, Inc., a Nevada corporation ("Esports") and Esports Services Antigua Ltd., Vie Esports Services B.V., Esports Services (Malta) Limited and Esports Entertainment (Malta) Ltd., (collectively the "Subsidiary" and, together with Esports, the "Companies") (the Subsidiary together with each other person or entity who becomes a party to this Guaranty by execution of a joinder in the form of Exhibit A attached hereto, which shall include all wholly-owned or majority-owned subsidiaries of Esports acquired after the date hereof for so long as this Guaranty remains in effect, shall each referred to individually as a "Guarantor" and collectively as the "Guarantors"); in favor of the Purchasers listed on the signature pages of that certain Securities Purchase Agreement dated November __, 2018 (each, a "Purchaser", and together with its successors and assigns and each other purchaser of a Note (as defined below) and their respective successors and assigns, individually and collectively, the "Purchasers"), and Cavalry Fund I LP, a Delaware limited partnership, as agent for the Purchasers (the "Agent").

     WHEREAS, the Purchasers have made (the "Loans") to Esports as evidenced by those certain senior convertible notes dated November __, 2018 (the "Closing Date") in an original aggregate principal amount of $_________ (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the "Notes"), all of which shall be issued at the Closing Date;

     WHEREAS, the Notes are being acquired by the Purchasers pursuant to a Securities Purchase Agreement dated as of the Closing Date hereof among the Purchasers and Esports (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement");

     WHEREAS, pursuant to a Pledge Agreement dated as of the Closing Date, Esports has granted to the Agent a lien on and security interest in all of the issued and outstanding equity interests of the Subsidiary;

     WHEREAS, pursuant to a Security Agreement dated as of the Closing Date (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Security Agreement") by the Debtors (as defined therein) in favor of the Agent as Collateral Agent, such Debtors have granted the Agent, for its benefit and the benefit of the Purchasers, a first priority security interest in, lien upon and pledge of each of their rights in the Collateral (as defined in the Security Agreement); and

     WHEREAS, the Guarantor is a subsidiary of Esports and, as such, will derive substantial benefit and advantage from the Loans, the Notes and the other related agreements (together, the "Transaction Documents").

     NOW, THEREFORE, for and in consideration of the promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby jointly and severally agrees as follows:

     1. Definitions: Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein. In addition, as used herein:

          "Bankruptcy Code" shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.), as amended and in effect from time to time thereunder.

          "Obligations" shall mean (i) all obligations, liabilities and indebtedness of every nature of each Company from time to time owed or owing to the Purchasers and Agent arising under, out of or in connection with the Purchase Agreement, the Notes, the Loans and the other Transaction Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding, and (ii) all obligations, liabilities and indebtedness of every nature of any subsequent Guarantor from time to time owed or owing to the Purchasers and/or Agent, under or in respect of this Guaranty, the Pledge Agreement, the Security Agreement, the Purchase Agreement, the Notes, the Loans and the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

     2. Guaranty of Payment

     (a) Each Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees the full and prompt payment and performance to Purchasers and Agent, on behalf of itself and in its capacity as agent for the benefit of Purchasers, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

     (b) Each Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any Company's assets by any Purchaser or Agent; or any other valuable consideration.

     (c) Each Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for the Obligations.

     (d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by Guarantors as security for this Guaranty, not constitute a
"Fraudulent Conveyance" (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state. Consequently, Guarantors, Agent and Purchasers agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

     3. Costs and Expenses. The Company and each Guarantor, jointly and severally, agrees to pay on demand, all reasonable costs and expenses of every kind incurred by any Purchaser or Agent: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from any Company or any Guarantor, (c) in realizing upon or protecting or preserving any collateral for this Guaranty or for payment of any of the Obligations, and (d) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of any Transaction Document or for any other purpose in connection with any Transaction Document, in each case, to the extent Purchaser or Agent may take such action pursuant to the terms and conditions of this Agreement. "Costs and expenses" as used in the preceding sentence shall include, without limitation, reasonable attorneys' fees incurred by any Purchaser or Agent in retaining legal counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

     4. Nature of Guaranty:  Continuing,  Absolute and  Unconditional.

     (a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectability, and is intended to be independent of and in addition to any other guaranty, endorsement, collateral or other agreement held by Purchasers or Agent therefor or with respect thereto, whether or not furnished by a Guarantor. None of Purchasers and Agent shall be required to prosecute collection, enforcement or other remedies against any Company, any other Guarantor or guarantor of the Obligations or any other person or entity, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on a Guarantor for payment. The obligations of each Guarantor to repay the Obligations hereunder shall be unconditional. Guarantor shall have no right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against any Company in connection with this Guaranty until the termination of this Guaranty in accordance with Section 8 below, and hereby waives any benefit of, and any right to participate in, any security or collateral given to Purchasers to secure payment of the Obligations, and each Guarantor agrees that it will not take any action to enforce any obligations of any Company to such Guarantor prior to the Obligations being finally and irrevocably paid in full in cash, provided that, in the event of the bankruptcy or insolvency of any Company, to the extent the Obligations have not been finally and irrevocably paid in full in cash, Agent, for the benefit of itself and Purchasers, and Purchasers shall be entitled notwithstanding the foregoing, to file in the name of any Guarantor or in its own name a claim for any and all indebtedness owing to a Guarantor by such Company (exclusive of this Guaranty), vote such claim and to apply the proceeds of any such claim to the Obligations.

     (b) For the further security of Purchasers and without in any way diminishing the liability of the Guarantors, following the occurrence and during the continuance of an Event of Default, all debts and liabilities, present or future, of the Companies to the Guarantors, and all monies received from any Company or for its account by the Guarantors in respect thereof shall be received in trust for Purchasers and Agent and promptly following receipt shall be paid over to Agent, for its benefit and in its capacity as Agent for the benefit of Purchasers, until all of the Obligations have been paid in full in cash. This assignment and postponement is independent of and severable from this Guaranty and shall remain in full effect whether or not any Guarantor is liable for any amount under this Guaranty.

     (c) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the guaranty agreement among the Companies (as limited by the express terms of this Guaranty), the Guarantors, the Agent and Purchasers. No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party. This Guaranty, together with the other Transaction Documents, supersedes all other prior oral or written agreements between each Purchaser, the Guarantors, the Agent, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Guaranty, together with the other Transaction Documents and the other instruments referenced herein and therein, contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither any Guarantor, the Agent nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. As of the date of this Guaranty, there are no unwritten agreements between the parties with respect to the matters discussed herein. No provision of this Guaranty may be amended, modified or supplemented other than by an instrument in writing signed by the parties hereto.

     (d) Each Guarantor hereby releases each Company from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any, "claims" (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign Governmental Authority or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantors are or would at any time be entitled by virtue of its obligations hereunder, any payment made pursuant hereto or the exercise by any Purchaser or Agent of its rights with respect to the Collateral, including any such claims to which such Guarantors may be entitled as a result of any right of subrogation, exoneration or reimbursement.

     5. Certain Rights and Obligations.

     (a) Each Guarantor acknowledges and agrees that Purchasers and Agent, for its benefit and as agent for the benefit of Purchasers, may, without notice, demand or any reservation of rights against such Guarantor and without affecting such Guarantor's obligations hereunder, from time to time:

          (i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to any Company or others;

          (ii) accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

          (iii) accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such endorser or guarantor, or discharge, release or compromise any Guarantor, or any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such endorser, guarantor, or person or entity;

          (iv) dispose of any and all collateral securing the Obligations in its reasonable discretion, as it may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as Agent in its reasonable discretion may determine;

          (v) subject to the terms of the Notes, determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though Purchasers might lawfully have elected to apply such payments to the Obligations or to amounts which are not covered by this Guaranty; and

          (vi) take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as Agent, in its sole discretion, may deem appropriate;

     and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of such Guarantor as a guarantor or surety in whole or in part, and in no case shall Purchasers or Agent be responsible or shall any Guarantor be released either in whole or in part for any act or omission in connection with Purchasers or Agent having sold any security at less than its value.

     (b) Following the occurrence and during the continuance of an Event of Default, and upon demand by Agent, each Guarantor, jointly and severally, hereby agrees to pay the Obligations to the extent hereinafter provided and to the extent unpaid:

          (i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of any Company or any other Guarantor;

          (ii) without requiring presentment, protest or notice of nonpayment or notice of default to any Guarantor, to any Company or to any other person or entity;

          (iii) without  demand for payment or proof of such demand or filing of
     claims  with  a  court  in  the  event  of   receivership,   bankruptcy  or
     reorganization of any Company or any other Guarantor;

          (iv) without requiring Purchasers or Agent to resort first to any Company (this being a guaranty of payment and not of collection), to any other Guarantor, or to any other guaranty or any collateral which Purchasers or Agent may hold;

          (v) without requiring notice of acceptance hereof or assent hereto by any Purchaser or Agent; and

          (vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by any Purchaser or Agent upon this Guaranty;

     all of which each Guarantor hereby waives.

     (c) Each Guarantor's obligation hereunder shall not be affected by any of the following, all of which such Guarantor hereby waives:

          (i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or any Guarantor's obligation hereunder;

          (ii)  the  invalidity,   unenforceability,   propriety  of  manner  of
     enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

          (iii) any failure to protect, preserve or insure any such collateral;

          (iv) failure of a Guarantor to receive notice of any intended disposition of such collateral;

          (v) any defense arising by reason of the cessation from any cause whatsoever of liability of any Company including, without limitation, any failure, negligence or omission by any Purchaser or Agent in enforcing its claims against any Company;

          (vi) any release, settlement or compromise of any obligation of any Company, any other Guarantor or any other guarantor of the Obligations;

          (vii) the invalidity or unenforceability of any of the Obligations;

          (viii) any change of ownership of any Company, any other Guarantor or any other guarantor of the Obligations or the insolvency, bankruptcy or any other change in the legal status of any Company, any other Guarantor or any other guarantor of the Obligations;

          (ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

          (x) the existence of any claim, setoff or other rights which the Guarantor, any Company, any other Guarantor or guarantor of the Obligations or any other person or entity may have at any time against any Purchaser, Agent or any Company in connection herewith or any unrelated transaction;

          (xi) any Purchaser's or Agent's election in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

          (xii) any use of cash collateral, or grant of a security interest by any Company, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

          (xiii) the disallowance of all or any portion of any of any Purchaser's or Agent's claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code;

          (xiv) any stay or extension of time for payment by any Company or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law; or

          (xv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of a Guarantor from its obligations hereunder, all whether or not such Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this Section 5(c).

     6. Representations and Warranties. Each Guarantor further represents and warrants to Purchasers and Agent that: (a) such Guarantor is a corporation or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is presently engaged; (b) such Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by each Guarantor of this Guaranty do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of (i) applicable law or regulation,
(ii) the organizational documents of any Guarantor, (iii) any judgment, injunction, order, decree or other instrument binding upon it, or (iv) any agreement binding upon it.

     7. Negative Covenants. Each Guarantor covenants with Purchasers and Agent that such Guarantor shall not grant any security interest in or permit any lien, claim or encumbrance upon any of its assets in favor of any person or entity other than liens and security interests in favor of Purchasers and Agent and Permitted Liens as defined in the Notes. Each Guarantor agrees that it shall not take any action or engage in any transaction that such Guarantor is prohibited from taking or engaging in pursuant to the terms of the Purchase Agreement. In addition, each Guarantor agrees to comply with the terms of the Purchase Agreement to the same extent that the Company is required to cause the Guarantors to comply with such terms of the Purchase Agreement. Each Company, by its signature hereto, hereby acknowledges and agrees that any breach by a Guarantor of any term or provision of this Guaranty or the Security Agreement, which is not cured to the Agent's reasonable satisfaction within any applicable cure or grace period, shall constitute an "Event of Default" under the Note.

     8. Termination. This Guaranty shall not terminate until such time, if any, as (i) all Obligations shall be finally and irrevocably paid in full in cash,
(ii) no Notes shall remain outstanding, (iii) all commitments to lend under the Purchase Agreement shall have terminated and (iv) there shall exist no other outstanding payment or reimbursement obligations (other than contingent indemnification obligations for which no claims shall have been asserted) of Esports or the Guarantors to the Agent under any of the Transaction Documents. Thereafter, but subject to the following, Agent, on its behalf and as agent for Purchasers, shall take such action and execute such documents as the Guarantors may request (and at the Guarantors' cost and expense) in order to evidence the termination of this Guaranty. Payment of all of the Obligations owing from time to time shall not operate as a discontinuance of this Guaranty. Each Guarantor further agrees that, to the extent that any Company makes a payment or payments to Purchasers or Agent on the Obligations, or Purchasers or Agent receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to any Company, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantors, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by any Purchaser or Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Purchaser's or Agent's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable. Upon satisfaction of the Obligations the Guarantors' obligations under this Agreement shall immediately terminate and the Guaranty shall be void.

     9. Guaranty of Performance. Each Guarantor also guarantees the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Companies and the Guarantors to Purchasers and Agent under the Purchase Agreement, the Notes, and the other Transaction Documents. Every provision for the benefit of Purchasers and Agent contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

     10. Assumption of Liens and Obligations. To the extent that a Guarantor has received or shall hereafter receive distributions or transfers from any Company of property or cash that are subject, at the time of such contribution, to liens and security interests in favor of Purchasers and/or the Agent in accordance with the Notes, the Security Agreements or any other Transaction Document, such Guarantor hereby expressly agrees that (i) it shall hold such assets subject to such liens and security interests, and (ii) it shall be liable for the payment of the Obligations secured thereby. Each Guarantor's obligations under this
Section 10 shall be in addition to its obligations as set forth in other sections of this Guaranty and not in substitution therefor or in lieu thereof.

     11. Miscellaneous.

     (a) The terms "Company" and "Guarantor" as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of such Company or such Guarantor shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which such Company or such Guarantor shall have been merged, consolidated, reorganized, or absorbed.

     (b) Without limiting any other right of any Purchaser or Agent, whenever any Purchaser or Agent has the right to declare any of the Obligations to be immediately due and payable (whether or not it has been so declared), Agent, on its behalf and in its capacity as agent for the benefit of Purchasers, at its sole election without notice to the undersigned may appropriate and set off against the Obligations:

          (i) any and all indebtedness or other moneys due or to become due to any Guarantor by any Purchaser or Agent in any capacity; and

          (ii) any credits or other property belonging to any Guarantor (including all account balances, whether provisional or final and whether or not collected or available) at any time held by or coming into the possession of any Purchaser or Agent, or any affiliate of any Purchaser or Agent, whether for deposit or otherwise;

     whether or not the Obligations or the obligation to pay such moneys owed by any Purchaser or Agent is then due, and the applicable Purchaser or Agent shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on such Purchaser's or Agent's records subsequent thereto. Agent agrees to notify such Guarantor in a reasonably practicable time of any such set-off; however, failure to so notify such Guarantor shall not affect the validity of any set-off.

          (c) Each Guarantor's obligation hereunder is to pay the Obligations in full in cash when due according to the Notes, the other Transaction Documents, this Guaranty and the other agreements, documents and instruments governing the Obligations to the extent provided herein, and shall not be affected by any stay or extension of time for payment by any Company or any other Guarantor resulting from any proceeding under the Bankruptcy Code or any similar law.

          (d) No course of dealing between any Company or any Guarantor and Purchasers or Agent and no act, delay or omission by Purchasers or Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Any Purchaser or Agent may remedy any default by any Company under any agreement with any Company or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by any Company. All rights and remedies of Purchasers and Agent hereunder are cumulative.

          (e) This Guaranty shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (f) Agent may assign its rights hereunder, with the consent of all of the Purchasers, without the consent of Guarantors, in which event such assignee shall be deemed to be Agent hereunder with respect to such assigned rights.

          (g) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

          (h) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

          (i) All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing by registered or certified mail a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof as of the date that is five (5) business days after the mailing thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     12. Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement or, in the case of communications to the Agent, directed to the notice address set forth in the Security Agreement; provided, that any communication shall be effective as to any Guarantor if made or sent to Esports in accordance with the foregoing.

     13. WAIVERS.

          (a) EACH GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

          (b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT, EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY ANY PURCHASER OR AGENT, ON ITS BEHALF AND IN ITS CAPACITY AS AGENT FOR THE BENEFIT OF PURCHASERS, OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

          (c) EACH GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS
     GUARANTY,   OR  THE  TRANSACTIONS   CONTEMPLATED  HEREBY,  IN  ANY  ACTION,
     PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PURCHASER OR AGENT. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY
     OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

     14. Agent. The terms and provisions of the Purchase Agreement which set forth the appointment of the Agent and the terms and provisions of the Security Agreement which set for the indemnifications to which the Agent is entitled are hereby incorporated by reference herein as if fully set forth therein.

     15. Payments Free of Taxes.

          (a) Definitions. In this Section 15:

               (i) "Excluded Taxes" means, with respect to the Agent or the Purchasers, or any other recipient of any payment to be made by or on account of any obligations of any Guarantor under this Guaranty, or under any other Security Document, income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located.

               (ii) "Governmental Authority" means the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over any of the Companies, or any of their respective properties, assets or undertakings.

               (iii) "Indemnified Taxes" means Taxes other than Excluded Taxes.

               (iv) "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          (b) Any and all payments by or on account of the Obligations of any of the Guarantors under this Guaranty or any other Transaction Document shall be made without any set-off, counterclaim or deduction and free and clear of and without deduction for any Indemnified Taxes; provided that if any Guarantor shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 15(b)), the Agent or Purchasers, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     16. Indemnification by the Guarantors. Each Guarantor shall indemnify the Agent and the Purchasers, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Agent or Purchasers, as applicable, on or with respect to any payment by or on account of any obligation of such Guarantor under this Guaranty and the other Transaction Documents (including Indemnified Taxes or imposed or asserted on or attributable to amounts payable under this Section 16) and any penalties, interest and reasonable expenses including reasonable attorneys fees arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Agent or any Purchaser as to the amount of such payment or liability under this Section 16 shall be delivered to such Guarantor and shall be conclusive absent manifest error.

     17. Counterparts; Headings. This Guaranty may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature. The headings in this Guaranty are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     18. Rights of Contribution. The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this Section 18 shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been paid in full in cash, and none of the Guarantors shall exercise any right or remedy under this Section 18 against any other Guarantor until such Obligations have been paid in full in cash. For purposes of this Section 18, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Ratable Share of any Obligations; (b) "Ratable Share" shall mean, for any Guarantor in respect of any payment of Obligations, the ratio (expressed as a percentage) as of the date of such payment of Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Companies and the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Companies and the Guarantors, provided, however, that, for purposes of calculating the Ratable Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be
utilized  for  such  Guarantor  in  connection   with  such  payment;   and  (c)
"Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the Obligations) of the Companies and the Guarantors other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment. This Section 18 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under law against any Company in respect of any payment of Obligations.


                            [Signature page follows]

     IN WITNESS WHEREOF, each Company and the Guarantors have executed this Guaranty as of the date first written above.

ESPORTS ENTERTAINMENT GROUP, INC.,
a Nevada corporation


By:___________________
   Name:
   Title:


ESPORTS SERVICES ANTIGUA, LTD., an Antigua corporation


By: ____________________________
    Name: Grant Johnson
    Title: President and Chief Executive Officer


VIE ESPORTS SERVICES B.V., a Curacao corporation


By: ____________________________
    Name: Grant Johnson
    Title: President and Chief Executive Officer


ESPORTS SERVICES (MALTA) LIMITED, a Malta corporation


By: ____________________________
    Name: Grant Johnson
    Title: President and Chief Executive Officer


ESPORTS ENTERTAINMENT (MALTA) LTD., a Malta corporation


By: ____________________________
    Name: Grant Johnson
    Title: President and Chief Executive Officer

                                    EXHIBIT A

                               Form of Joinder to
                               Subsidiary Guaranty

     This Joinder Agreement is made between the undersigned, __________ a __________ __________, (the "New Subsidiary") and Cavalry Fund I LP, a Delaware limited partnership, as agent under that certain Guaranty dated as of November ___, 2018 by and between Esports Entertainment Group, Inc., a Nevada corporation, and ____________, a ________ _______; together with each other person or entity that becomes a Guarantor thereunder after the date and pursuant to the terms thereof, to and in favor of the Purchasers (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"). Capitalized terms herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

     1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Guaranty and a "Guarantor" for all purposes of the Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to Purchasers and Agent, as provided in the Guaranty, the prompt payment and performance of the Obligations (as defined in the Guaranty) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

     2. The New Subsidiary represents and warrants that the representations and warranties set forth in Section 6 of the Guaranty are, with respect to the undersigned, true and correct as of the date hereof.

     3. From and after the date hereof, each reference to a Guarantor in the Guaranty shall be deemed to include the undersigned.

     4. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     5. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned has executed this Joinder this ___ day of ___________, 201___.